UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          _________________________


                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported)  June 19, 2000
                                                        -------------

                         ANIXTER INTERNATIONAL INC.
   ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

              Delaware                  1-5989            94-1658138
              --------                  ------            ----------
    (State or Other Jurisdiction     (Commission        (IRS Employer
         of Incorporation)           File Number)    Identification No.)


                 4711 Golf Road, Skokie, Illinois           60076
              (Address of Principal Executive Offices)   (Zip Code)


   Registrant's telephone number, including area code  (847) 677-2600
                                                       --------------



   ITEM 5.   OTHER EVENTS.

             Anixter International Inc. (the "Company") issued a press release on June 19, 2000, announcing that it has initiated the placement under Rule 144A of approximately $150 million (gross proceeds, prior to the over-allotment option) of 20 year, senior, zero-coupon notes convertible into shares of the Company's common stock. Proceeds from the sale of the notes will initially be used to pay off debt, with such amounts expected to be reborrowed again in the future for growth of the business and general corporate purposes. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

        (c)  EXHIBITS.

             99.1 Press release, dated June 19, 2000, issued by the
                  Company.

































                                     -2-



                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ANIXTER INTERNATIONAL INC.
                                           (Registrant)



   Date: June 19, 2000                     By:  /s/ Dennis J. Letham
                                               --------------------------
                                                Dennis J. Letham
                                                Senior Vice President -
                                                Finance and  Chief
                                                Financial Officer



































                                     -3-


                                EXHIBIT INDEX
                                -------------


   EXHIBIT NO.         DESCRIPTION
   -----------         -----------

   99.1 Press release, dated June 19, 2000, issued by the Company.